EXHIBIT 10.1

INCREMENTAL FACILITY AGREEMENT dated as of August 22, 2012 (this “Agreement”) among NCR CORPORATION (the “Borrower”), the INCREMENTAL TERM LENDERS (as defined below) party hereto, the INCREMENTAL REVOLVING LENDERS (as defined below) party hereto and JPMORGAN CHASE BANK, N.A. in its capacity as Administrative Agent (the “Administrative Agent”) relating to the CREDIT AGREEMENT dated as of August 22, 2011, as amended and restated as of August 22, 2012 (as previously amended and in effect prior to the effectiveness of this Agreement, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.
WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS the Borrower has requested that, pursuant to Section 2.21 of the Credit Agreement, (i) the Incremental Term Lenders provide Incremental Term Commitments and make Incremental Term Loans on the Incremental Effective Date to the Borrower in an aggregate principal amount of up to $150,000,000 and (ii) the Incremental Revolving Lenders provide Incremental Revolving Commitments on the Incremental Effective Date in an aggregate principal amount of up to $150,000,000 and make Revolving Loans to the Borrower in respect thereof from time to time during the Revolving Availability Period (as such term is amended in Section 4 below), in each case subject to the terms and conditions set forth herein and in the Credit Agreement.
WHEREAS each Person party hereto whose name is set forth on Schedule 2.01A hereto under the heading “Incremental Term Lenders” (each such Person, an “Incremental Term Lender”) has agreed (i) to provide Incremental Term Commitments to the Borrower in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Term Commitments”) and (ii) to make Incremental Term Loans on the Incremental Effective Date to the Borrower in an aggregate principal amount not to exceed the Incremental Term Commitment of such Incremental Term Lender, in each case subject to the terms and conditions set forth herein and in the Credit Agreement.
WHEREAS each Person party hereto whose name is set forth on Schedule 2.01B hereto under the heading “Incremental Revolving Lenders” (each such Person, an “Incremental Revolving Lender”) has agreed (i) to provide Incremental Revolving Commitments to the Borrower in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Revolving Commitments”) and (ii) to make Revolving Loans to the Borrower and to participate in Swingline Loans and Letters of Credit from time to time during the Revolving Availability Period in an

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aggregate principal amount that will not result in such Incremental Revolving Lender’s Revolving Exposure exceeding such Incremental Revolving Lender’s Revolving Commitment (including its Incremental Revolving Commitment) or the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitment (including the Incremental Revolving Commitments), in each case subject to the terms and conditions set forth herein and in the Credit Agreement.
WHEREAS this Agreement is an Incremental Facility Agreement entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Incremental Term Commitments, the Incremental Term Loans, the Incremental Revolving Commitments and the Revolving Loans made pursuant thereto referred to above.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Incremental Term Facility. a.Subject to the terms and conditions set forth herein, each Incremental Term Lender agrees, severally and not jointly, to make, on the Incremental Effective Date, an Incremental Term Loan in a principal amount not to exceed the Incremental Term Commitment of such Incremental Term Lender. No Incremental Term Lender shall be responsible for any other Incremental Term Lender’s failure to fund the Incremental Term Loans.
(a)    Except as otherwise set forth below relating to the amortization and maturity date of the Incremental Term Loans, the terms and conditions of the Incremental Term Loans made hereunder shall be identical to those terms and conditions (including the Applicable Rate) applicable to the Term Loans outstanding under the Credit Agreement immediately prior to the Incremental Effective Date:
(i)    To the extent not previously paid, the Incremental Term Loans shall become due and payable on August 22, 2017 (the “Incremental Term Maturity Date”).
(ii)    The Borrower shall repay Incremental Term Borrowings on the last day of each March, June, September and December, beginning with March 31, 2014, and ending with the last such day to occur prior to the Incremental Term Maturity Date, and on the Incremental Term Maturity Date, in an aggregate principal amount for each such date equal to the amount set forth opposite such date in the table below (as such amount may be adjusted pursuant to paragraph (c) of Section 2.10 of the Credit Agreement):

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Schedule Repayment Date	Repayment Amount

March 31, 2014	$3,750,000
June 30, 2014	$3,750,000
September 30, 2014	$3,750,000
December 31, 2014	$3,750,000
March 31, 2015	$3,750,000
June 30, 2015	$3,750,000
September 30, 2015	$3,750,000
December 31, 2015	$3,750,000
March 31, 2016	$3,750,000
June 30, 2016	$3,750,000
September 30, 2016	$3,750,000
December 31, 2016	$3,750,000
March 31, 2017	$3,750,000
June 30, 2017	$3,750,000
Incremental Term Maturity Date	$97,500,000

(b)    Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, and effective as of the Incremental Effective Date, for all purposes of the Loan Documents, (i) the Incremental Term Commitments shall be “Commitments” and “Incremental Commitments” under the Credit Agreement, (ii) Incremental Term Loans made pursuant to the Incremental Term Commitments under the Credit Agreement shall be “Incremental Term Loans” and (except for purposes of Section 2.10(a) and (b)) “Term Loans” under the Credit Agreement and a separate Class of “Loans” from the Loans outstanding under the Credit Agreement immediately prior to the making of the Incremental Term Loans, (iii) Borrowings of Incremental Term Loans shall constitute “Term Borrowings” under the Credit Agreement, including for purposes of mandatory prepayments under Section 2.11 of the Credit Agreement, and (iv) each Incremental Term Lender shall be (or in the case of any Incremental Term Lender with a Commitment outstanding under the Credit Agreement immediately prior to the effectiveness of this Agreement, shall continue to be) a “Lender” and a “Term Lender” under the Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders.
(c)    The Administrative Agent hereby consents to this Agreement and confirms that each Incremental Term Lender not already a Lender under the Credit Agreement immediately prior to the effectiveness of this Agreement is acceptable to it.
(d)    Each Incremental Term Lender, by delivering its signature page to this Agreement on the Incremental Effective Date, shall be deemed to have acknowledged

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receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Incremental Effective Date.
SECTION 2.    Incremental Revolving Commitments. b.Schedule 2.01B hereto sets forth the Incremental Revolving Commitment of each Incremental Revolving Lender as of the Incremental Effective Date. The Incremental Revolving Commitment of each Incremental Revolving Lender shall be several and not joint.
c.Except as otherwise set forth herein relating to the maturity date and Incremental Revolving Fees (as defined below), the Incremental Revolving Commitments and the Revolving Loans and other extensions of credit made thereunder shall have the terms applicable to the Revolving Commitments in effect prior to the Incremental Effective Date and the Revolving Loans and other extensions of credit made thereunder, respectively (including the Applicable Rate). Effective as of the Incremental Effective Date, the Incremental Revolving Lenders shall be (or in the case of an existing Revolving Lenders, shall continue to be) “Revolving Lenders” and “Lenders”, the Incremental Revolving Commitments shall be “Revolving Commitments” and the loans made thereunder shall be “Revolving Loans” and “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents. Accordingly, prior to the Revolving Maturity Date for the 2016 Revolving Commitments (as defined below), the Incremental Revolving Commitments and the Revolving Loans made pursuant thereto will for all purposes of the Credit Agreement be deemed to be the same Class as the 2016 Revolving Commitments and Revolving Loans made pursuant thereto.
d.The Administrative Agent, each Issuing Bank and the Swingline Lender hereby consents to this Agreement and confirms that each Incremental Revolving Lender not already a Lender under the Credit Agreement immediately prior to the effectiveness of this Agreement is acceptable to it.
e.Each Incremental Revolving Lender, by delivering its signature page to this Agreement on the Incremental Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Incremental Effective Date.
SECTION 3.    Transactions to occur on the Incremental Effective Date and the Revolving Maturity Date for the 2016 Revolving Commitments. On the Incremental Effective Date, each Revolving Lender immediately prior to the effectiveness of the Incremental Revolving Commitments will automatically and without further act be deemed to have assigned to each Incremental Revolving Lender, and each such Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (x) participations under the Credit Agreement in Letters of

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Credit and (y) participations under the Credit Agreement in Swingline Loans held by each Revolving Lender (including each such Incremental Revolving Lender) will equal such Lender’s Applicable Percentage. If, on the Incremental Effective Date, there are any Revolving Loans outstanding, such Revolving Loans shall, upon the effectiveness of the Incremental Revolving Commitments, be prepaid from the proceeds of additional Revolving Loans made under the Credit Agreement (reflecting the increase in the Aggregate Revolving Commitment) or from other funds available to the Borrower, which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any payment of any costs required to be reimbursed pursuant to Section 2.16 of the Credit Agreement in connection with such prepayment.
SECTION 4.    Amendment of Credit Agreement. Subject to the terms and conditions hereof, effective as of the Incremental Effective Date, the Credit Agreement is amended as follows:
(a)    Section 1.01 of the Credit Agreement is amended by adding the following definitions in appropriate alphabetical order:
“2016 Revolving Commitment” means a Revolving Commitment that became effective on the Effective Date having a Revolving Maturity Date of August 22, 2016.
“2016 Revolving Lender” means, at any time, a Revolving Lender that has a 2016 Revolving Commitment at such time.
“2017 Revolving Commitment” means an Incremental Revolving Commitment established pursuant to the Incremental Facility Agreement dated as of August 22, 2012, and having a Revolving Maturity Date of August 22, 2017.
“2017 Revolving Lender” means, at any time, a Revolving Lender that has a 2017 Revolving Commitment at such time.
(b)    Section 1.01 of the Credit Agreement is further amended by revising the following defined terms to read in their entirety as set forth below:
“Maturity Date” means the Term Maturity Date, the Incremental Term Maturity Date with respect to Incremental Term Loans of any Series or the Revolving Maturity Date for the 2016 Revolving Commitments or the 2017 Revolving Commitments, as the context requires.
“Revolving Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date for the 2017 Revolving Commitments and the date of termination of all the Revolving Commitments.

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“Revolving Maturity Date” means (i) with respect to the 2016 Revolving Commitments, August 22, 2016, and (ii) with respect to the 2017 Revolving Commitments, August 22, 2017.
(c)    Section 2.08 of the Credit Agreement is amended by adding the word “applicable” immediately prior to the reference to Revolving Maturity Date in paragraph (a) thereof and by adding new paragraphs (d) and (e) thereto to read as follows:
“(d) Not later than the tenth Business Day prior to the Revolving Maturity Date for the 2016 Revolving Commitments, the Borrower shall make prepayments of Loans and shall provide cash collateral in respect of Letters of Credit in the manner set forth in Section 2.11 and Section 2.05, respectively, such that, after giving effect to such prepayments and such provision of cash collateral, the Aggregate Revolving Exposure outstanding as of such date will not exceed the amount of the 2017 Revolving Commitments, and the Borrower shall not be permitted thereafter to request any Loan or any issuance, amendment, renewal or extension of a Letter of Credit if, after giving effect thereto, the Aggregate Revolving Exposure outstanding will exceed the amount of the 2017 Revolving Commitments.
(e) On the Revolving Maturity Date for the 2016 Revolving Commitments, the 2016 Revolving Commitments will terminate, and the 2016 Revolving Lenders will have no further obligation to make Revolving Loans to the Borrower, or to acquire participations in Swingline Loans or Letters of Credit made or issued after such Maturity Date; provided that the foregoing will not release any 2016 Revolving Lender from any such obligation to make Revolving Loans to the Borrower, acquire or fund participations in Swingline Loans or acquire or fund participations in Letters of Credit, in each case that was required to be performed on or prior to the Revolving Maturity Date for the 2016 Revolving Commitments. On the first date on or after the Revolving Maturity Date for the 2016 Revolving Commitments that the Borrower is in compliance with its obligations under paragraph (d) of this Section, each 2016 Revolving Lender will be released from its obligation to fund its existing participations in Letters of Credit and Swingline Loans outstanding on such Maturity Date. Except to the extent that the funding obligations of 2016 Revolving Lenders in respect of participations in Swingline Loans and Letters of Credit outstanding on the Revolving Maturity Date for the 2016 Revolving Commitments have not been terminated pursuant to the immediately preceding sentence, each 2017 Revolving Lender will acquire and fund, in accordance with Sections 2.04 and 2.05, participations in Swingline Loans and Letters of Credit outstanding on the Revolving Maturity Date for the 2016 Revolving Commitments, and will acquire and fund, in accordance with Sections 2.04 and 2.05, participations in Swingline Loans made and Letters of Credit issued after such Revolving Maturity Date, in each case in an amount equal to such Lender’s Applicable Percentage of such

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Swingline Loan or Letter of Credit, as the case may be, regardless of whether any Default or Event of Default existed on the Revolving Maturity Date; provided that the Revolving Exposure of each 2017 Revolving Lender does not exceed such Lender’s Revolving Commitment.”
SECTION 5.        Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent, each Issuing Bank and the Lenders, including the Incremental Term Lenders and the Incremental Revolving Lenders, that:
(a)    This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    On the Incremental Effective Date, and after giving effect to this Agreement and the transactions contemplated hereby to occur on such date, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case as though made on and as of the Incremental Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.
(c)    None of the Security Documents in effect on the Incremental Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party party thereto as a result of this Agreement. The guarantees created under such Security Documents will continue to guarantee the Obligations (including the Obligations attributable to the Incremental Term Loans and the Incremental Revolving Commitments and extensions of credit in connection therewith) to the same extent as they guaranteed the Obligations immediately prior to the Incremental Effective Date. The Liens created under such Security Documents will continue to secure the Obligations (including such incremental Obligations), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Incremental Effective Date, and no further document, instrument or agreement, or any recording, filing, re-recording or re-filing of any such Security Document or any notice of a Lien created thereby, is required, as a result of this Agreement in order to maintain the effectiveness, perfection and priority of such Liens or to maintain the validity, binding effect or enforceability of such guarantees of the Obligations.
(d)    On and as of the Incremental Effective Date, no Default or Event of Default has occurred and is continuing, both immediately prior to and immediately

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after giving effect to the incurrence of the Incremental Term Commitments, the Incremental Term Loans in respect thereof and the Incremental Revolving Commitments.
(e)    After giving effect to the incurrence of the Incremental Term Commitments, the making of Incremental Term Loans in respect thereof and the establishment of the Incremental Revolving Commitments (and based on the assumption that borrowings are effected in the full amount of the Incremental Revolving Commitments), the Borrower will be in compliance on a Pro Forma Basis with the covenants contained in Section 6.12 and Section 6.13 of the Credit Agreement recomputed as of the last day of the most-recently ended fiscal quarter of the Borrower for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement.
SECTION 6.    Conditions to Effectiveness. This Agreement, and the Incremental Term Commitments and Incremental Revolving Commitments, shall become effective on the date and at the time (the “Incremental Effective Date”) on which each of the following conditions is first satisfied:
(a)    The Administrative Agent shall have executed this Agreement and shall have received from the Borrower, each Incremental Term Lender and each Incremental Revolving Lender (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.
(b)    The conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Incremental Effective Date, and the Administrative Agent shall have received a certificate, dated the Incremental Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with (i) such conditions and (ii) the representations and warranties contained in Section 5 above, together with reasonably detailed calculations demonstrating compliance with Section 5(e) above.
(c)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders (including the Incremental Term Lenders and the Incremental Revolving Lenders) and the Issuing Banks and dated the Incremental Effective Date) of each of (i) Womble Carlyle Sandridge & Rice, LLP, counsel for the Borrower and (ii) Edward Gallagher, internal counsel for the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent.
(d)    The Administrative Agent shall have received such board resolutions, secretary’s certificates, officer’s certificates and other documents as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or

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the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.
(e)    The Administrative Agent shall have received a completed Perfection Certificate dated the Incremental Effective Date and signed by a Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Designated Subsidiaries in the jurisdictions contemplated by the Perfection Certificate, delivered prior to the Incremental Effective Date, and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Credit Agreement or have been or will contemporaneously with the initial funding of Incremental Term Loans on the Incremental Effective Date be released.
(f)    The Borrower shall have notified the Administrative Agent of a request to borrow the Incremental Term Loans by telephone (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the Incremental Effective Date (or, such shorter period of time as may be agreed to by the Administrative Agent) or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the Incremental Effective Date, in each case in accordance with Section 2.03 of the Credit Agreement. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Borrowing Request.
(g)    The Administrative Agent shall have received a certificate, substantially in the form of Exhibit H to the Credit Agreement, from the chief financial officer of the Borrower confirming the solvency of the Borrower and its subsidiaries on a consolidated basis on the Incremental Effective Date after giving effect to the transactions to be effected on the Incremental Effective Date.
(h)    The Administrative Agent shall have received a reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by each Loan Party, pursuant to which each Loan Party shall acknowledge that the Security Documents to which it is a party will remain in full force and effect, after giving effect to this Agreement and the transactions contemplated hereby, in accordance with their terms and will continue to apply in respect of the Credit Agreement and that the Obligations guaranteed or secured thereunder include (except with respect to Foreign Pledge Agreements subject to Section 9 below) all obligations created by this Agreement.
(i)    The Administrative Agent shall have received all documentation and other information about the Borrower and the Loan Parties as has been reasonably requested by the Administrative Agent or the Lenders (including the Incremental Term Lenders and the Incremental Revolving Lenders) in writing at least five days prior to the Incremental Effective Date and that they reasonably determine is required by regulatory

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authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.
(j)    The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 7 below.
(k)    The Administrative Agent shall have received payment from the Borrower, for the account of each Incremental Term Lender, an upfront fee (the “Incremental Term Fee”) as mutually agreed. The Incremental Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.
(l)    The Administrative Agent shall have received payment from the Borrower, for the account of each Incremental Revolving Lender, an upfront fee (the “Incremental Revolving Fee”) as mutually agreed. The Incremental Revolving Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.
(m)     The Borrower shall have made, substantially simultaneously with the effectiveness of this Agreement, the prepayments of Revolving Loans and payment of breakage costs relating thereto as contemplated by Section 3 hereof.
(n)     The Second Amendment Effective Date shall have occurred and the amendment and restatement of the Credit Agreement pursuant thereto shall have become effective.
The Administrative Agent shall notify the Borrower and the Lenders (including the Incremental Term Lenders) of the Incremental Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Incremental Term Lenders to provide Incremental Term Commitments hereunder and of the Incremental Revolving Lenders to provide Incremental Revolving Commitments hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived) at or prior to 5:00 p.m., New York City time, on August 22, 2012 (and, in the event such conditions shall not have been so satisfied or waived, the Incremental Term Commitments and the Incremental Revolving Commitments shall terminate at such time).
SECTION 7.    Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.
SECTION 8.    Effect of this Agreement. f.Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a

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waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(a)    This Agreement shall constitute a “Loan Document” and an “Incremental Facility Agreement” for all purposes of the Credit Agreement the other Loan Documents.
SECTION 9.    Post-Effectiveness Matters. To the extent such items have not been delivered as of the Incremental Effective Date, as soon as practicable, and in any event within 60 days after the Incremental Effective Date (or such later date as the Administrative Agent may agree to in its reasonable discretion), the Borrower and each other Loan Party shall (a) deliver such amendments to, or reaffirmations of, Foreign Pledge Agreements, and effect such filings or registrations with respect to Foreign Pledge Agreements, as may be necessary to ensure that the Obligations attributable to the Incremental Term Loans and the Incremental Revolving Commitments and extensions of credit thereunder are secured under each Foreign Pledge Agreement to the same extent as the other Obligations and (b) deliver or cause to be delivered to the Administrative Agent such documents and legal opinions of foreign counsel reasonably acceptable to the Administrative Agent as the Administrative Agent may reasonably request to confirm the foregoing.
SECTION 10.    Applicable Law; Incorporation by Reference. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Notwithstanding anything to the contrary contained herein, the provisions of Sections 9.09 and 9.10 of the Credit Agreement are incorporated by reference herein, mutatis mutandis.
SECTION 11.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Agreement.
SECTION 12.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,
By
/s/ Robert P. Fishman
Name: Robert P. Fishman
Title: Senior Vie President and Chief Financial Officer

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]
WCSR 7519652v1 10/22/2012

JPMORGAN CHASE BANK, N.A., as an Incremental Term Lender, Incremental Revolving Lender, Administrative Agent, Issuing Bank and Swingline Lender
By
/s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]
WCSR 7519652v1 10/22/2012

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: Bank of America, N.A.

By
/s/ Arthur Ng
Name: Arthur Ng
Title: Vice President

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: Bank of China, New York Branch

By
/s/ Shihui Wang
Name: Shihui Wang
Title: Deputy General Manager

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By
/s/ Joanne Nasuti
Name: Joanne Nasuti
Title: Vice President

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: Citibank, N.A.

By
/s/ Ahu Gures
Name: Ahu Gures
Title: Vice President

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: HSBC BANK USA NA

By
/s/ Santiago Riviere
Name: Santiago Riviere
Title: Vice President Corporate Banking Group

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: KeyBank National Association

By
/s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: Mizuho Corporate Bank, Ltd.
Amount of Incremental Commitment: $5,000,000.00

By
/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: The Northern Trust

By
/s/ Kathryn Schad Reuther
Name: Kathryn Schad Reuther
Title: Senior Vice President

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: PNC Bank, National Association

By
/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Senior Vice President

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: Royal Bank of Canada

By
/s/ Mark S. Gronich
Name: Mark S. Gronich
Title: Authorized Signatory

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: RBS Citizens, NA

By
/s/ Imran Bora
Name: Imran Bora
Title: VP

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: Regions Bank

By
/s/ Stephen T. Hatch
Name: Stephen T. Hatch
Title: Vice President

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: SOVEREIGN BANK, N.A.

By
/s/ William R. Rogers
Name: William R. Rogers
Title: Senior Vice President

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: SUMITOMO MITSUI BANKING CORPORATION

By
/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: SunTrust Bank

By
/s/ Douglas C. O’Bryan
Name: Douglas C. O’Bryan
Title: Director

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: TD BANK, N.A.

By
/s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: US Bank, National Association

By
/s/ Stephen L. Sawyer
Name: Stephen L. Sawyer
Title: Vice President

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: Wells Fargo Bank, National Association

By
/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender: ZIONS FIRST NATIONAL BANK

By
/s/ Thomas C. Etzel
Name: THOMAS C. ETZEL
Title: SENIOR VICE PRESIDENT

For any Incremental Term Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: Bank of America, N.A.

By
/s/ Arthur Ng
Name: Arthur Ng
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: Bank of China, New York Branch

By
/s/ Shihui Wang
Name: Shihui Wang
Title: Deputy General Manager

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By
/s/ Joanne Nasuti
Name: Joanne Nasuti
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: Citibank, N.A.

By
/s/ Ahu Gures
Name: Ahu Gures
Title: Vice President

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: HSBC BANK USA NA

By
/s/ Santiago Riviere
Name: Santiago Riviere
Title: Vice President Corporate Banking Group

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: KeyBank National Association

By
/s/ Marcel Fournier
Name: Marcel Fournier
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: Mizuho Corporate Bank, Ltd.
Amount of Incremental Commitment: $5,000,000.00

By
/s/ Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: The Northern Trust

By
/s/ Kathryn Schad Reuther
Name: Kathryn Schad Reuther
Title: Senior Vice President

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: Regions Bank

By
/s/ Stephen T. Hatch
Name: Stephen T. Hatch
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: PNC Bank, National Association

By
/s/ Susan J. Dimmick
Name: Susan J. Dimmick
Title: Senior Vice President

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: Royal Bank of Canada

By
/s/ Mark S. Gronich
Name: Mark S. Gronich
Title: Authorized Signatory

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: RBS Citizens, NA

By
/s/ Imran Bora
Name: Imran Bora
Title: VP

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: SOVEREIGN BANK, N.A.

By
/s/ William R. Rogers
Name: William R. Rogers
Title: Senior Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: SUMITOMO MITSUI BANKING CORPORATION

By
/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: SunTrust Bank

By
/s/ Douglas C. O’Bryan
Name: Douglas C. O’Bryan
Title: Director

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: TD BANK, N.A.

By
/s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: US Bank, National Association

By
/s/ Stephen L. Sawyer
Name: Stephen L. Sawyer
Title: Vice President

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: Wells Fargo Bank, National Association

By
/s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Revolving Lender: ZIONS FIRST NATIONAL BANK

By
/s/ Thomas C. Etzel
Name: THOMAS C. ETZEL
Title: SENIOR VICE PRESIDENT

For any Incremental Revolving Lender requiring a second signature block:

By

Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL FACILITY AGREEMENT]

SCHEDULE 2.01A

Incremental Term
Commitments

Incremental Term Lenders	Incremental Term Commitment
JPMorgan Chase Bank, N.A.	$2,500,000
Bank of America, N.A.	$2,500,000
Royal Bank of Canada	$2,500,000
SunTrust Bank	$55,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$2,500,000
Mizuho Corporate Bank, Ltd.	$2,500,000
Wells Fargo Bank, N.A.	$5,000,000
Regions Bank	$5,000,000
The Northern Trust	$2,500,000
TD Bank, N.A.	$2,500,000
Citibank, N.A.	$2,500,000
HSBC Bank USA, National Association	$2,500,000
US Bank, National Association	$2,500,000
PNC Bank, National Association	$5,000,000
KeyBank National Association	$5,000,000
Sumitomo Mitsui Banking Corporation	$10,000,000
Sovereign Bank, N.A.	$10,000,000
Bank of China, New York Branch	$10,000,000
Zions First National Bank	$10,000,000
RBS Citizens, NA	$10,000,000
Total	$150,000,000

SCHEDULE 2.01B

Incremental Revolving
Commitments

Incremental Revolving Lenders	Incremental Revolving Commitment
JPMorgan Chase Bank, N.A.	$2,500,000
Bank of America, N.A.	$2,500,000
Royal Bank of Canada	$2,500,000
SunTrust Bank	$55,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$2,500,000
Mizuho Corporate Bank, Ltd.	$2,500,000
Wells Fargo Bank, N.A.	$5,000,000
Regions Bank	$5,000,000
The Northern Trust	$2,500,000
TD Bank, N.A.	$2,500,000
Citibank, N.A.	$2,500,000
HSBC Bank USA, National Association	$2,500,000
US Bank, National Association	$2,500,000
PNC Bank, National Association	$5,000,000
KeyBank National Association	$5,000,000
Sumitomo Mitsui Banking Corporation	$10,000,000
Sovereign Bank, N.A.	$10,000,000
Bank of China, New York Branch	$10,000,000
Zions First National Bank	$10,000,000
RBS Citizens, NA	$10,000,000
Total	$150,000,000